Exhibit 10.8(a)




                                CREDIT AGREEMENT
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          CREDIT AGREEMENT, dated November 29, 1995, between RTI INC., a New
York corporation having its principal office at 108 Lake Denmark Road, Rockaway, New Jersey 07866 (the "Borrower"), and FRELLUM CORPORATION, a Delaware corporation having an office at 20 Peach Hill Road, Darien, Connecticut 06820 (the "Lender").

                                 R E C I T A L:
                                 - - - - - - -

          The Borrower desires, and the Lender is willing, subject to and upon the terms and conditions set forth herein, to make loans in the aggregate principal amount not in excess of $250,000 at any time outstanding.

          Accordingly, the Borrower and the Lender agree as follows:

          SECTION 1.  FINANCING.
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          1.1.  Revolving Credit Facility.
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               1.1.1.  Revolving Loans.  Subject to and upon the terms and
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conditions of this Agreement, the Lender agrees to make cash advances (each a
"Revolving Loan" and collectively the "Revolving Loans") to the Borrower at any time and from time to time from the date hereof to, but not including, the thirtieth (30th) day immediately prior to the day on which the Note (as hereinafter defined) matures in accordance with its terms (in the absence of acceleration); provided, however, that (i) an Event of Default (as hereinafter
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defined) has not occurred and is continuing, and (ii) the aggregate principal sum of the Revolving Loans outstanding at any time shall in no event exceed $250,000. The Borrower may borrow, repay and reborrow Revolving Loans as provided in this Agreement; provided, however, that each Revolving Loan shall be
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in the minimum principal sum of $10,000.

               1.1.2.  Borrowing Notice.  The Borrower shall give the Lender
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notice of each proposed borrowing of Revolving Loans at least three (3) Business
Days before such proposed borrowing. The notice of borrowing shall specify (i) the date of such borrowing (which shall be a Business Day), (ii) the requested amount of such borrowing (which shall be in accordance with the provisions of this Agreement) and (iii) the bank account to be credited with




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the proceeds of such borrowing.  For purposes of this Agreement, a Business Day shall mean any day on which commercial banks in the State of New Jersey are not closed (as required or permitted by law) for business.

               1.1.3.  Revolving Credit Note.  Concurrently with the execution
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and delivery of this Agreement, the Borrower shall evidence its obligation to pay the principal of and interest on the Revolving Loans by executing and delivering to the Lender a promissory note in the principal sum of $250,000 in the form annexed hereto as Exhibit A (the "Note").

          1.2.  Prepayment of Revolving Loans.  The Borrower shall have the
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right to prepay the outstanding principal sum of the Revolving Loans in whole at any time or in part from time to time.

          1.3.  Security Agreement.  Concurrently with the execution and
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delivery of this Agreement, the Borrower is granting a security interest to the
Lender in the accounts receivable of the Borrower and its subsidiaries pursuant to a separate security agreement in the form annexed hereto as Exhibit B (the "Security Agreement").

          SECTION 2.  EVENTS OF DEFAULT/REMEDIES.
                      --------------------------

          2.1.  Events of Default.  The occurrence of any one or more of the
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following events shall constitute an "Event of Default":

          (a) default shall be made in the payment of any principal of the Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise, and such default shall continue unremedied for a period of ten (10) or more days;

          (b) default shall be made in the payment of any interest on the Note, or any fee or any other amount payable thereunder, when and as the same shall become due and payable, and such default shall continue unremedied for a period of ten (10) or more days;

          (c) if this Agreement, the Note or the Security Agreement shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever without the prior written consent of the Lender;




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          (d)  the Borrower or any subsidiary of the Borrower shall (i)
     voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, receivership, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition,
     (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or any such subsidiary or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due, or (vii) take corporate action for the purpose of effecting any of the foregoing;

          (e) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Borrower or any subsidiary of the Borrower, or of a substantial part of its property or assets, under Title 11 of the United States Code or any other Federal or state bankruptcy, insolvency, receivership liquidation or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Borrower or any such subsidiary or for a substantial part of its property or assets, or (iii) the winding-up or liquidation of the Borrower or any such subsidiary; and such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for sixty (60) days; or

          (f) this Agreement, the Note or the Security Agreement shall for any reason cease to be, or shall be asserted by the Borrower or any subsidiary of the Borrower not to be, a legal, valid and binding obligation of the Borrower or such subsidiary (as the case may be), enforceable in accordance with its terms, or the security interest or lien purported to be created by the Security Agreement shall for any reason cease to be, or be asserted by the Borrower or any such subsidiary not to be, a valid, perfected security interest in any of the collateral covered thereby (the "Collateral"), except to the extent otherwise permitted




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     under the Security Agreement, or if the Borrower or any such subsidiary shall be in default under the Security Agreement in excess of the grace period, if any, provided therein.

          2.2.  Remedies.  Upon the occurrence of any one or more of Events of
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Default, the Lender may, at its option, without presentment for payment, notice of dishonor or notice of protest, all of which are hereby expressly waived by the Borrower, declare any and all of the Revolving Loans to be due and payable; provided, however, that if such event is an event specified in clause (d) or (e)
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of Section 2.1, then the Revolving Loans automatically shall become due and payable. The Lender shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code of the State of New Jersey and under the Uniform Commercial Code of any other state in which any Collateral may be situated, and, additionally, all of the rights and remedies set forth in this Agreement, the Note and the Security Agreement, and under any other applicable law relating to this Agreement, the Note or the Security Agreement.

          SECTION 3.  MISCELLANEOUS.
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          3.1.  Survival of Agreement.  All agreements, representations and
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warranties contained herein or made in writing by the parties hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, the Note and the Security Agreement and the consummation of the transactions contemplated herein or therein regardless of any investigation made by or on behalf of the Lender.

          3.2.  No Waiver; Cumulative Remedies.  No failure to exercise, and no
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delay in exercising on the part of the Lender, any right, power or privilege under this Agreement, the Note or the Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power and privilege. The rights and remedies of the Lender hereunder and under the Note and the Security Agreement and under any other present and future agreements between the Lender and the Borrower are cumulative and not exclusive of any rights or remedies provided by law, and all such rights and remedies may be exercised successively or concurrently.




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          3.3.  Notices.  All notices, approvals, consents, requests, demands or
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other communications (collectively, "Communications") to or upon the respective parties hereto shall be made in writing in one of the following ways and shall be deemed to have been given, received and dated: if by hand, immediately upon delivery; if by express mail or any other overnight delivery service, one business day after dispatch; and if by certified mail, return receipt requested, four business days after mailing. All Communications are to be given to the parties at the respective addresses set forth at the beginning of this Agreement (or to such other address as any party may designate by Communication in accordance with this Section).

          3.4.  Amendments and Waivers.  Neither this Agreement, nor any
                ----------------------
instrument or document referred to herein may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

          3.5.  Applicable Law.  This Agreement is being executed and delivered
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in Rockaway, New Jersey and shall be construed and interpreted in accordance with the laws of the State of New Jersey applied to agreements entered into and performed therein.

          3.6.  Successors.  This Agreement and any other document referred to
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herein shall be binding upon and inure to the benefit of and be enforceable by the parties and their respective heirs, successors and assigns, except that the Borrower may not assign its rights hereunder or thereunder without the prior written consent of the Lender.

          3.7.  Partial Invalidity.  If any provision of this Agreement is held
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to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement, but this Agreement shall be construed as though it did not contain the particular provision or provisions held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by law.

          3.8.  Headings and Word Meanings.  The headings used herein are for
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convenience only and do not constitute matters to be considered in interpreting this Agreement. The words "herein," "hereinabove," "hereof," and "hereunder," when used anywhere in this Agreement, refer to this Agreement as a whole and not merely to a subdivision in




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which such words appear, unless the context otherwise requires.  The singular shall include the plural, the masculine gender shall include the feminine and neuter and the disjunctive shall include the conjunctive, and vice versa, unless the context otherwise requires.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        RTI INC.



                                        By: R. STEPHEN MAICO
                                           --------------------
                                             R. Stephen Maico
                                             Vice President and
                                             Chief Financial Officer

                                        FRELLUM CORPORATION



                                        By: ROBERT C. SABIN
                                           -------------------------
                                             Treasurer




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